COMMITMENTS AND CONTINGENCIES	12 Months Ended
Jun. 30, 2026
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 18 – COMMITMENTS AND CONTINGENCIES

Contingencies

From time to time, the Company may be subject to certain legal proceedings, claims and disputes that arise in the ordinary course of business. Amounts accrued, as well as the total amount of possible losses with respect to such matters, individually and in the aggregate, are not deemed to be material to the consolidated financial statements. As of June 30, 2026 and 2025, the Company was not aware of any litigation or proceedings against it.

Warranties

In connection with the Company’s sales and installations, it provides warranties from 1 to 5 years for its products. The Company accepts product returns and exchange requests if the design size is not consistent with the on-site size or some small equipment specifications and models need to be changed. The Company has not experienced any material warranty claims.